UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

RW Holdings NNN REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3090 Bristol Street, Suite 550
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01.	Other Events.

Monthly Distributions Declared

On June 25, 2019, the board of directors of RW Holdings NNN REIT, Inc. (the “Company”) declared distributions based on daily record dates for the period July 1, 2019 through July 31, 2019 at a rate of $0.00189113 per share per day on the outstanding shares of the Company’s Class C and Class S common stock, which the Company will pay on August 26, 2019. The daily dividend rate of $0.00189113 per share of Class C and Class S common stock per day reflects an annualized distribution of $0.7035 per share, which is consistent with distributions paid during 2018 and to date in 2019.

All Monthly Dividend Distributions Will Be Delivered Electronically After June 30, 2019

As first announced on March 6, 2019, the Company will pay all future dividends electronically in an effort to reduce its environmental footprint by eliminating paper dividend checks mailed to investors. For investors that have not elected to participate in the dividend reinvestment plan, all cash distributions after June 30, 2019 will be delivered to stockholders electronically via Automated Clearing House (ACH) deposits directly into their bank account. If the Company does not have accurate bank account information for an investor, any distributions after June 30, 2019 will automatically be reinvested in the Company’s common stock under the distribution reinvestment plan.

Safe Harbor Statement

The amount of future distributions, and the declaration and payment thereof, will be determined by the Company’s board of directors based on the Company’s financial condition and such other factors as the board of directors deems relevant. The Company’s operating performance and the timing and amount of future distributions is subject to risks and uncertainties as described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018), filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings and Prospectus supplements filed with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC. (Registrant)

By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: June 26, 2019